Share-based payments - Summary of accrued expenses and the intrinsic value recognized in share-based payments parenthetical (Details) ₩ / shares in Units, ₩ in Millions	Dec. 31, 2020 KRW (₩) ₩ / shares
Accrued expenses and the intrinsic value recognized in share-based payments [Abstract]
Intrinsic value of share-based payments | ₩	₩ 67,442
Intrinsic value of share-based payments market price | ₩ / shares	₩ 32,050